[USAA                      USAA LIFE INVESTMENT TRUST
EAGLE                  USAA Life Aggressive Growth Fund
LOGO]
                          SUPPLEMENT DATED APRIL 4, 2002
                                TO THE PROSPECTUS
                                DATED MAY 1, 2001


Effective March 29, 2002, John K. Cabell, Jr. assumed full portfolio management responsibilities of the USAA Life Aggressive Growth Fund, replacing Mitchell S. Brivic. Page 16B of the prospectus under the heading Portfolio Manager is amended to reflect the following change:

PORTFOLIO MANAGER

John K. Cabell, Jr., CFA, assistant vice president of Equity Investments, has managed the Fund since March 2002. Mr. Cabell has 23 years' investment management experience and has worked for us for 12 years. He earned the Chartered Financial Analyst designation in 1982 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MA and a BS from the University of Alabama.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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